
UnionBank



KBS Real Estate Investment Trust II

Portfolio Revaluation Meeting | **December 11, 2018**

KBS | Real Estate Investment Trust II

IMPORTANT DISCLOSURES

KBS Real Estate Investment Trust II

The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Real Estate Investment Trust II's (the "Company" or "KBS REIT II") Annual Report on Form 10-K for the year ended December 31, 2017 (the "Annual Report"), and in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2018, including the "Risk Factors" in each filing.

For a full description of the limitations, methodologies and assumptions used to value KBS REIT II's assets and liabilities in connection with the calculation of KBS REIT II's estimated value per share, see KBS REIT II's Current Report on Form 8-K, filed with the SEC on December 7, 2018.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.

The Company may fund distributions from any source including, without limitation, from borrowings. Distributions paid through September 30, 2018 have been funded in part with cash flow from operating activities, debt financing, proceeds from the sales of real estate properties and the repayment or sale of real estate loans receivables. There are no guarantees that the Company will continue to pay distributions or that distributions at the current rate are sustainable. Actual events may cause the value and returns on the Company's investments to be less than that used for purposes of the Company's estimated NAV per share. With respect to the estimated NAV per share, the appraisal methodology used for the appraised properties assumes the properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the appraised properties, with respect to CBRE, and the valuation estimates used in calculating the estimated value per share, with respect to the Company's advisor and the Company, are the respective party's best estimates as of September 30, 2018, the Company can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the appraised properties and the estimated value per share. The statements herein also depend on factors such as: future economic, competitive and market conditions; the Company's ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item IA of the Company's Annual Report.

About KBS

- Formed by Peter Bren and Chuck Schreiber in 1992. Over 26 years of investment and management experience with extensive long-term investor relationships.
- Transactional volume in excess of $38.2 billion[1], AUM of $11.2 billion[1] and 37.0 million square feet under management[1].
- 8th Largest Office Owner Globally, *National Real Estate Investor*[2].
- Ranked among Top 53 Global Real Estate Investment Managers, *Pensions & Investments*[3].
- Buyer and seller of well-located, yield-generating office and industrial properties.
- Advisor to public and private pension plans, endowments, foundations, sovereign wealth funds and publicly-registered non-traded REITs.
- A trusted landlord to thousands of office and industrial tenants nationwide.
- A preferred partner with the nation's largest lenders.
- A development partner for office, mixed-use and multi-family developments.



[1] As of September 30, 2018.
[2] The ranking by National Real Estate Investor is based on volume of office space owned globally, as of December 31, 2017. The results were generated from a survey conducted by National Real Estate Investor based on advertising and website promotion of the survey, direct solicitation of responses, direct email to subscribers and other identified office owners and daily newsletter promotion of the survey, all supplemented with a review of public company SEC filings.
[3] KBS was ranked #38 on Pensions & Investments List of Largest Real Estate Investment Managers, October 16, 2017. Ranked by total worldwide real estate assets, in millions, as of June 30, 2017. Real estate assets were reported net of leverage, including contributions committed or received, but not yet invested.

REGIONAL FOCUS MAP

KBS Real Estate Investment Trust II



SEATTLE
PORTLAND
MINNEAPOLIS
BOSTON
CHICAGO
NEW YORK CITY
WEST
CENTRAL
EAST
SAN FRANCISCO BAY AREA
EAST BAY
SILICON VALLEY
SALT LAKE CITY
DENVER
WASHINGTON, D.C.
NASHVILLE
RALEIGH
LOS ANGELES
ORANGE COUNTY /SAN DIEGO
PHOENIX
ATLANTA
DALLAS
AUSTIN
HOUSTON
SOUTHERN FLORIDA
Gateway Target
First-Tier Target
Strong Employment/Growth
KBS Offices

KBS REIT II Asset Map



Portland
Sacramento
San Francisco (Bay Area)
Denver
Los Angeles
San Diego
Phoenix
Minneapolis
Chicago
St. Louis
Louisville
Dallas
Austin
Houston
Boston
NY / N. New Jersey
Philadelphia
Washington, D.C./
Northern Virginia
Charlotte
Atlanta
West Palm Beach
Current Equity Assets
Sold and Liquidated Assets
(equity and debt)

PORTFOLIO HIGHLIGHTS AS OF SEPTEMBER 30, 2018

KBS Real Estate Investment Trust II

FUND OVERVIEW

Total Equity Raised
$1.82 billion

Current Net Asset Value (NAV)[1]
$4.95 per share

Total Distributions Paid[2]
$9.71

Current Distribution Rate
5.00% annualized based on NAV

PORTFOLIO OVERVIEW

Total Equity Sales & Debt Asset Payoffs[3]
$2.47 billion

Sept. 2018 Estimated Value of Portfolio[4]
$1.26 billion

Current Rentable Sq. Ft[5]
4,523,902

Total Leased[6]
82.8%

Total Leverage[7]
33.0%

[1] NAV as of 9/30/18. See KBS REIT II's Current Report on Form 8-K filed with the SEC on December 7, 2018

[2] See slide 21 for detail on distribution history. The $9.70 total distribution is a result of a special distribution of $0.05 in February 2013, a special distribution of $4.50 in September 2014 with the balance from monthly distributions paid through December 2018. Assumes early cash investor and all distributions received in cash.

[3] As of September 30, 2018, KBS REIT II had sold 17 equity assets (excluding the three buildings at Corporate Tech Centre sold during Q2 2018 since five buildings are still held), and had eight debt investments that were sold or paid off upon or prior to maturity.

[4] Based solely on the September 30, 2018 estimated value of real estate properties owned as of September 30, 2018.

[5] Represents rentable square feet of real estate properties owned as of September 30, 2018.

[6] Includes future leases that have been executed but had not yet commenced as of September 30, 2018.

[7] Calculated as total debt on properties as of September 30, 2018 divided by the December 2018 estimated value of current portfolio.

PORTFOLIO SUMMARY AS OF 9/30/2018

KBS Real Estate Investment Trust II

	Property Name City, State	Property Type/ No. of Buildings	Size (SF)	Acquisition Date	Purchase Price
	100 & 200 Campus Drive Buildings Florham Park, N.J.	Office 2 Buildings	590,458	9/9/08	$180,700,000
	300 - 600 Campus Drive Buildings Florham Park, N.J.	Office 4 Buildings	578,424	10/10/08	$184,300,000
	Willow Oaks Corporate Center Fairfax, VA	Office 3 Buildings	584,003	8/26/09	$112,174,000
	Pierre Laclede Ctr. Clayton, MO	Office 2 Buildings	579,846	2/4/10	$74,250,000
	Union Bank Plaza Los Angeles, CA	Office 1 Building	627,334	9/15/10	$208,000,000
	Emerald View at Vista Center West Palm Beach, FL	Office 2 Buildings	139,471	12/9/10	$36,000,000
	Granite Tower Denver, CO	Office 1 Building	562,709	12/16/10	$149,000,000
	Fountainhead Plaza Tempe, AZ	Office 2 Buildings	445,957	9/13/11	$137,000,000
	District | 237 * San Jose, CA	Office 5 Buildings	415,700	3/28/13	$163,000,000
		TOTAL	**4,523,902**		**$1,244,424,000**

*Formerly known as Corporate Technology Centre. Excludes three of the eight office buildings at Corporate Technology Centre which were sold during Q2 2018.

PORTFOLIO OVERVIEW AS OF SEPTEMBER 30, 2018

Key Statistics	
No. of Assets	9
Total Rentable Sq. Ft	4,523,902
Wtd Avg Lease Term	4.75 years
Economic Occupancy	81.3%
Leased Occupancy[1]	82.8%
No. of Tenants	182
Leverage	33.0%

Geographic Diversification
Occupied Square Feet



NJ 26%
CA 21%
MO 15%
CO 15%
AZ 12%
VA 8%
FL 3%

Leased Occupancy[1]



100.0%
96.6%
97.5%
91.9%
92.2%
75.2%
76.7%
74.9%
51.1%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Fountainhead Plaza
Pierre Laclede
Granite Tower
300-600 Campus Drive
Emerald View
Union Bank Plaza
Corporate Tech Centre
100-200 Campus Drive
Willow Oaks

Occupied SF Expirations as of September 30, 2018



700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
Occupied SF Expiring
1%
10%
7%
6%
13%
17%
17%
4%
3%
3%
3%
3%
6%
7%
MTM
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Thereafter

[1] Leased occupancy includes future leases that had been executed but had not yet commenced as of September 30, 2018.

TENANCY OVERVIEW AS OF SEPTEMBER 30, 2018

KBS Real Estate Investment Trust II

Top 10 Tenants	Industry	Property	Leased[1] SF % of Portfolio
The University of Phoenix	Educational Services	Fountainhead Plaza	12.1%
Anadarko Petroleum Corporation	Mining, Oil & Gas Extraction	Granite Tower	9.3%
Ericsson, Inc	Computer Sys. Design & Programming	Corporate Tech Center	8.7%
Union Bank	Finance	Union Bank	8.0%
PricewaterhouseCoopers, LLP	Accounting, Tax, Bookkeeping Services	300 - 600 Campus Drive Buildings	5.0%
Fairfax County Schoolboard	Public Admininstration	Willow Oaks	3.3%
Conduent Inc.	Professional, Scientific, and Legal	100 - 200 Campus Granite Tower	2.2%
Bill Barrett Corporation	Mining, Oil & Gas Extraction	Granite Tower	2.2%
Morgan Stanley	Finance	300 - 600 Campus Pierre Laclede	1.8%
Shionogi USA, Inc.	Professional, Scientific, and Legal	300 - 600 Campus Drive Buildings	1.6%
Total (based on total occupied square feet)			54.3%
Weighted Average Lease Term (Top 10 Tenants)			5.4 years

Industry Diversification Occupied Square Feet



Mining, Oil & Gas Extraction 12%
Computer Sys. Design & Programming 10%
Accounting, Tax, Bookkeeping Services 6%
Health Care & Social Services 6%
Public Administration (Government) 4%
Professional, Scientific, and Legal 4%
Accommodation & Food 3%
Other Services [2] 12%
Finance 19%
Legal Services 12%
Educational Services 12%

[1] Leased occupancy includes future leases that had been executed but had not yet commenced as of September 30, 2018.
[2] Represents less than a 3% concentration across various different services.

2018 Estimated Value Per Share

PORTFOLIO OVERVIEW AS OF 9/30/2018

KBS Real Estate Investment Trust II

Total Acquisitions[1]	$3,330,210,000
Current Real Estate Estimated Value[2]	$1,264,700,000
Total Dispositions (based on gross sales price)	$2,465,322,000
Total Square Feet (equity assets)	4,523,902
Total Leverage[3]	33%
Total Occupancy	81%

[1] Represents aggregate purchase price of all acquisitions, including disposed assets. As of September 30, 2018, KBS REIT II had sold 17 equity assets (excluding three of the eight buildings at Corporate Tech Center sold during Q2 2018), and had eight debt investments that were sold or fully paid off.
[2] Based solely on the September 30, 2018 estimated value of real estate properties owned as of September 30, 2018.
[3] As of September 30, 2018, KBS REIT II's borrowings and other liabilities were approximately 31% of both the cost (before depreciation and other noncash reserves) and book value (before depreciation) of tangible assets, respectively.

Third Party Valuation

- KBS REIT II followed the Institute for Portfolio Alternatives (formerly known as Investment Program Association) Valuation Guidelines, which included independent third-party appraisals of all properties. Property values for properties are equal to their appraised values as of September 30, 2018.
- Cash, other assets, mortgage debt and other liabilities were valued by the Advisor, similar to prior valuations. The estimated values of the mortgage debt are equal to the GAAP fair values as disclosed in the footnotes to KBS REIT II's 10-Q for the period ended September 30, 2018 filed with the SEC on November 7, 2018.
- The estimated values of cash and a majority of other assets and other liabilities are equal to their carrying values which approximate their fair values due to their short maturities or liquid nature.
- The estimated value of KBS REIT II's assets less the estimated value of KBS REIT II's liabilities was then divided by the number of shares outstanding as of September 30, 2018 to arrive at the estimated value per share.

VALUATION

On December 3, 2018, KBS REIT II's Board of Directors approved an estimated value per share of $4.95[1].
The following is a summary of the estimated value per share changes within each asset and liability group.

December 2017 estimated value per share	**$**	**4.89**
Real estate		
Real estate properties		0.19
Selling costs related to property sold		(0.03)
Capital expenditures on real estate		(0.18)
Total changes to Real Estate		(0.02)
Operating cash flows in excess of monthly distributions declared[2]		0.11
Notes payable and financing costs		(0.01)
Other changes, net		(0.02)
Total change in estimated value per share		**0.06**
December 2018 estimated value per share	**$**	**4.95**

[1]Based on the estimated value of KBS REIT II's assets less the estimated value of KBS REIT II's liabilities, divided by the number of shares outstanding, all as of September 30, 2018.
[2] Operating cash flow reflects modified funds from operations ("MFFO") adjusted to add back the amortization of deferred financing costs. KBS REIT II computes MFFO in accordance with the definition included in the practice guideline issued by the IPA in November 2010.

PORTFOLIO OVERVIEW AS OF 9/30/2018

KBS Real Estate Investment Trust II

Portfolio Summary for December 2018 Estimated Value Per Share

Assets: $1.363 Billion

- Real Estate[1]
  - 9 Assets
  - $1.265 Billion (92.8%)
- Other Assets[2]
  - $98.3 Million (7.2%)

Liabilities: $438.7 Million

- Loans Payable: $416.3 Million
- Other Liabilities[3]: $22.4 Million

Net Equity at Estimated Value: $924 Million



[1] Consists of the 9 real estate properties held as of September 30, 2018, including Corporate Tech Centre which is counted as one property. The REIT sold three of eight total buildings at Corporate Tech Center for net sales proceeds (after disposition fees and costs) of $94.0 million.
[2] Includes cash and cash equivalents, restricted cash, rents and other receivables, net and prepaid expenses.
[3] Includes accounts payable, accrued liabilities, distributions payable, security deposits and prepaid rent.

Corporate Tech Centre Sale & Repositioning

- Sold 3 of 8 buildings for a gross sale price of $97.4 million.
- Five remaining buildings is currently vacant with over 400,000 SF of prime available space.
- Focus is on renovating the remaining 5 buildings and rebranding.
- This is an opportunity to create a campus environment for one large tenant or multiple tenants with their own individual buildings
- Dynamic Silicon Valley market a draw for many employers.


MAPR

FOUNTAINHEAD

- Tempe remains the top performing submarket in Phoenix and continues to attract strong interest from both investors and large corporate occupiers of space.

- Fountainhead is currently master leased to University of Phoenix (UoP), however, a majority of UoP's space is now sublet to Concentrix (116,000 RSF) and Bank of the West (168,000 RSF).

- KBS has initiated discussions with a large tenant to occupy the remaining space in building B (100,000/SF).



Union Bank

- Downtown Los Angeles continues to experience net absorption with Class A office rents at an all-time high of $40 per RSF. Activity has been up over the past three quarters across every asset class

- KBS is moving forward with common area renovations of the building lobby, retail pavilion and Coral Tree Plaza to bring the asset to a more modern and competitive standard.

- The property team will execute new leases before year end to increase occupancy by over 5%. Planned renovations/upgrades have been presented to the market and brokerage community which is driving significant new leasing prospects for 2019.


UnionBank

GRANITE TOWER

- KBS has been in discussions with Anadarko, the largest tenant in the building regarding a long term renewal, however, we continue to compete with a new development option nearby.
- Bill Barrett, the 2nd largest tenant in the project will be vacating in Q2 2019. We have strong activity for most of this space and anticipate finalizing leases for much of this space in the next 2 months.
- Complete lobby renovations and other capital projects on the building during 2019 and be fully complete by Q1 2020.



STOCKHOLDER PERFORMANCE

KBS Real Estate Investment Trust II

KBS REIT II is providing this estimated value per share to assist broker-dealers that participated in its initial public offering in meeting their FINRA customer account statement reporting obligations. The valuation was performed in accordance with the provisions of and also to comply with the IPA Valuation Guidelines. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share, and this difference could be significant. The estimated value per share is not audited and does not represent the fair value of KBS REIT II's assets less the fair value of KBS REIT II's liabilities according to GAAP. With respect to the estimated value per share, KBS REIT II can give no assurance that:

- a stockholder would be able to resell his or her shares at this estimated value per share;
- a stockholder would ultimately realize distributions per share equal to KBS REIT II's estimated value per share upon liquidation of KBS REIT II's assets and settlement of its liabilities or a sale of KBS REIT II;
- KBS REIT II's shares of common stock would trade at the estimated value per share on a national securities exchange;
- an independent third-party appraiser or other third-party valuation firm would agree with KBS REIT II's estimated value per share; or
- the methodology used to calculate KBS REIT II's estimated value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements.

Further, the estimated value per share as of December 3, 2018 is based on the estimated value of KBS REIT II's assets less the estimated value of KBS REIT II's liabilities divided by the number of shares outstanding, all as of September 30, 2018. The value of KBS REIT II's shares will fluctuate over time in response to developments related to individual assets in KBS REIT II's portfolio and the management of those assets, in response to the real estate and finance markets and due to other factors. The estimated value per share does not reflect a discount for the fact that KBS REIT II is externally managed, nor does it reflect a real estate portfolio premium/discount versus the sum of the individual property values. The estimated value per share does not take into account estimated disposition costs and fees for real estate properties that are not under contract to sell, debt prepayment penalties that could apply upon the prepayment of certain of KBS REIT II's debt obligations or the impact of restrictions on the assumption of debt. KBS REIT II has generally incurred disposition costs and fees related to the sale of each real estate property since inception of 1.7% to 4.4% of the gross sales price less concessions and credits, with the weighted average being approximately 2.4%. If this range of disposition costs and fees was applied to the estimated value of KBS REIT II's real estate properties, which does not include these costs and fees in the appraised values, the resulting impact on the estimated value per share would be a decrease of $0.12 to $0.30 per share. KBS REIT II currently expects to utilize the Advisor and/or an independent valuation firm to update the estimated value per share no later than December 2019.

STOCKHOLDER PERFORMANCE

Hypothetical Performance of Early and Late Investors
$10.00 Share Price, All Distributions Received in Cash

Estimated Value Per Share As of December 3, 2018	Cumulative Cash Distributions Received through December 3, 2018	Sum of Estimated Value Per Share as of December 3, 2018 and Cumulative Cash Distributions Received through December 3, 2018
***Early Investor:** Invested at Escrow Break (June 24, 2008)*		
$4.95	$9.71	$14.66
***Late Investor:** Invested at Close of Public Offering (December 31, 2010)*		
$4.95	$8.14	$13.09

The last column above would increase by $1.42 to $16.08 for early DRIP investors and $0.57 to $13.66 for late DRIP investors.[1]

[1]Values per share are based on number of shares originally purchased, and assume full participation in dividend reinvestment plan for life of investment and no share redemptions.

SHAREHOLDER PERFORMANCE

Hypothetical Performance of Early and Late Investors

$10.00 Share Price for Both Early and Late Investors,
All Distributions Received in Cash Through December 2018



Breakdown of Early Cash Investor Value
$10.00
$12.27
$13.10
$13.80
$14.55
$14.46
$14.52
$14.67
$14.35
$14.66
$10.11
$10.29
$10.29
$6.05
$5.86
$5.62
$5.49
$4.89
$4.95
$0.05
$4.55
$4.55
$4.55
$4.55
$4.55
$4.55
$2.16
$2.81
$3.46
$3.95
$4.05
$4.35
$4.63
$4.91
$5.16
Offering Price
2011
2012
2013
Sept. 2014
Dec. 2014
Dec. 2015
Dec. 2016
Dec. 2017
Dec. 2018
Regular Distributions
Special Distributions
Estimated Value Per Share



Breakdown of Late Cash Investor Value
$10.00
$10.76
$11.59
$12.24
$12.99
$12.90
$12.96
$13.11
$12.79
$13.09
$10.11
$10.29
$10.29
$6.05
$5.86
$5.62
$5.49
$4.89
$4.95
$0.05
$4.55
$4.55
$4.55
$4.55
$4.55
$4.55
$0.65
$1.30
$1.90
$2.38
$2.48
$2.79
$3.07
$3.34
$3.59
Offering Price
2011
2012
2013
Sept. 2014
Dec. 2014
Dec. 2015
Dec. 2016
Dec. 2017
Dec. 2018
Regular Distributions
Special Distributions
Estimated Value Per Share

"Cumulative distributions" for an early cash investor and a late cash investor assumes all distributions received in cash and no share redemptions, and reflect the cash payment amounts (all distributions paid since investment) per share for a hypothetical investor who invested on June 24, 2008 and December 31, 2010, respectively. The "offering price" of $10.00 reflects the price most investors paid to purchase shares in the primary initial public offering. For estimated value per share information, see KBS REIT II's Current Reports on Form 8-K filed with the SEC on December 21, 2011, December 19, 2012, December 19, 2013, December 4, 2014, December 9, 2015, December 15, 2016, December 11, 2017 and December 7, 2018.

REIT II Goals & Objectives


UnionBank

- Continue to strategically sell assets and pay special distributions
- Negotiate lease renewals or new leases that facilitate the sales process and enhance property stability for prospective buyers
- Complete capital projects, such as renovations or amenity enhancements, to attract quality buyers
- Finalize strategic alternatives assessment

Q&A

For Additional Questions, Contact
KBS Capital Markets Group Investor Relations

(866) 527-4264

THANK YOU!

For Additional Questions, Contact
KBS Capital Markets Group Investor Relations

(866) 527-4264